                        ANNUAL REPORT / DECEMBER 31 2000

                           AIM WORLDWIDE SPECTRUM FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                      ISAAC NEWTON DISCOVERS THE REFRACTION

                          OF LIGHT BY AN UNKNOWN ARTIST

                 WHEN NEWTON DISCOVERED THE REFRACTION OF LIGHT,

                  HE OBSERVED THE MULTI-COLORED LIGHT SPECTRUM.

                 SIMILARLY, MARKETS ARE MULTIFACETED AND CONSIST

                OF DIFFERENT TYPES OF STOCKS, INCLUDING DOMESTIC

                 AND FOREIGN LARGE-, MID- AND SMALL-CAP STOCKS.

                IN SELECTING HOLDINGS FOR AIM WORLDWIDE SPECTRUM

                FUND, WE SEEK TO OWN THE MOST ATTRACTIVE STOCKS,

               REGARDLESS OF MARKET CAPITALIZATION OR INVESTMENT-

                       STYLE CATEGORY, ON A GLOBAL BASIS.

                      -------------------------------------

AIM Worldwide Spectrum Fund is for shareholders who seek long-term growth of capital by investing in U.S. and international companies of all sizes, focusing on those considered to be undervalued.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Worldwide Spectrum Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Sales charges are as follows: Class A shares, 5.50% at time of investment; Class B shares, contingent deferred sales charge (payable at time of redemption) declining from 5% at time of investment to 0% at the beginning of the seventh year; and Class C shares, contingent deferred sales charge of 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to differing sales-charge structure and class expenses.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in emerging markets involves greater risk and potential reward than investing in more established markets.
o Investing in micro-, small and mid-sized companies may involve greater risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM WORLDWIDE SPECTRUM FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
   [PHOTO OF        feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        as AIM's chairman after a long, successful career in the
     Graham,        investment industry. Ted has always shown the highest degree
  Chairman of       of integrity and commitment to excellence, and I have always
  the Board of      admired him greatly. I'm also proud to be part of the team
  AIM WORLDWIDE     that launched AIM almost 25 years ago. From the beginning,
  SPECTRUM FUND]    AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman



                           AIM WORLDWIDE SPECTRUM FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


NEW FUND USES FLEXIBLE APPROACH TO WORLDWIDE INVESTING


WHEN DID AIM WORLDWIDE SPECTRUM FUND BEGIN OPERATIONS?
The fund came into existence on December 29, 2000. Because this was the last trading day of the fiscal year ended December 31, 2000, Class A, Class B and Class C shares produced no returns for this initial reporting period. In future reports, the MSCI AC World Index will be used as a benchmark for the fund's performance.

HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY?
It is very flexible. The fund may own domestic and foreign large-, mid- and small-cap stocks. Our aim is to construct a portfolio of what we believe are the most attractive stocks, across all market capitalizations and all investment styles (growth, value or growth at a reasonable price) on a worldwide basis.
    In selecting stocks for the portfolio, we look for the stocks of companies with unique earnings-growth projections and reasonable valuations.

WHAT ARE SOME OF THE POTENTIAL ADVANTAGES OF THIS STRATEGY?
This strategy has the potential to enhance the fund's returns. Because it is a multi-cap fund with the ability to invest in stocks around the world, it has the potential to take advantage of opportunities in different market segments. Since the fund has no market-capitalization restrictions, it can hold onto top-performing stocks as their market capitalizations increase. The fund's strategy may also provide some protection in the event of market sell-offs. Because the fund seeks to own stocks that are already reasonably priced, these securities may retain their value better during market downturns.

WHAT RESOURCES DO YOU USE IN CHOOSING STOCKS FOR THE FUND?
We use quantitative screening focusing on company earnings data. We also draw on the expertise of our other equity teams at AIM, including those that specialize in domestic and foreign large-, mid- and small-cap growth and value stocks.

WHY DO YOU THINK THIS IS A GOOD TIME TO LAUNCH THE FUND?
We believe that the current market represents an excellent buying opportunity. In the United States and abroad, the stocks of many solid companies are more reasonably priced than they have been in some time. Last year was difficult for most stock markets. In the United States, stocks underperformed initially because of concerns about rising interest rates and later because of disappointing corporate earnings growth. The market woes in the United States had global ramifications. Additionally, there were economic problems in Europe, Asia and Latin America that contributed to market declines in these regions.

WHAT WERE MARKETS LIKE AS THE REPORTING PERIOD CLOSED?
In the United States and abroad, the situation was mixed. In the United States, markets were roiled by a string of corporate warnings about earnings and revenue expectations late in 2000. Many believe earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline.
    On the other hand, toward the close of the fiscal year, the Federal Reserve Board indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    While European stock markets could still be volatile in the near term, the region's outlook appeared positive. Spending on technology and communications continued to increase, and many expected Europe's Internet penetration to surpass that of the United States in the near future. Government policies were also changing, with tax, pension and welfare reforms becoming more prevalent. Cross-country consolidation was becoming more common as mergers and acquisitions continued.
    Many Asian markets stood to benefit from the lessening of political tensions in the region and a possible cut in U.S. interest rates.
    Given the level of uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.

                                   [GRAPHIC]

                          AIM WORLDWIDE SPECTRUM FUND

                      -------------------------------------

                                 UNITED STATES

                             ASIA/EMERGING MARKETS

                                   LARGE CAPS

                                     VALUE

                                     GROWTH

                                   SMALL CAPS

                                     EUROPE

                                    MID CAPS

                      -------------------------------------

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                    CLICK ON THE "VIEW OTHER ACCOUNT OPTIONS"

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                      -------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM WORLDWIDE SPECTRUM FUND

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                 [GRAPHIC IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds-Registered Trademark-- o AMVESCAP National Trust Company


                           AIM WORLDWIDE SPECTRUM FUND

                        ANNUAL REPORT / FOR CONSIDERATION



PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70-1/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:
o   The account holder is at least 59-1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.
    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.
    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

                     -------------------------------------

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:
o Starting at 25, Susan contributed $2,000 a year to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o Bill started investing at 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o Kate waited until she was 45 to start investing for retirement. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.
Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                                    [CHART]

======================================
 Susan           Bill           Kate

   2,200
   4,620
   7,282
  10,210
  13,431
  16,974
  20,872
  25,159
  29,875
  35,062
  38,569          2,200
  42,425          4,620
  46,668          7,282
  51,335         10,210
  56,468         13,431
  62,115         16,974
  68,327         20,872
  75,159         25,159
  82,675         29,875
  90,943         35,062
 100,037         40,769          2,200
 110,041         47,045          4,620
 121,045         53,950          7,282
 133,149         61,545         10,210
 146,464         69,899         13,431
 161,110         76,889         16,974
 177,222         84,578         20,872
 194,944         93,036         25,159
 214,438        102,340         29,875
 235,882        112,574         35,062
 259,470        123,831         40,769
 285,417        136,214         47,045
 313,959        149,836         53,950
 345,355        164,819         61,545
 379,890        181,301         69,899
 417,879        199,431         79,089
 459,667        219,374         89,198
 505,634        241,312        100,318
 556,197        265,443        112,550
$611,815       $291,987       $126,005
======================================

                                     SUSAN
                                    $611,815

                                      BILL
                                    $291,987

                                      KATE
                                    $126,005

                                   [GRAPHIC]

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

                     -------------------------------------

                           AIM WORLDWIDE SPECTRUM FUND

                        ANNUAL REPORT / FOR CONSIDERATION


plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.

    Note: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
    This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

                     -------------------------------------

IS TAX-EXEMPT INVESTING FOR YOU?
o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?
If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

                     -------------------------------------

COMPARING YIELDS SHOWS
APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
at 2000 federal income tax rates*

================================================================================
                                           TAX-EXEMPT YIELD
                           MARGINAL         5%         6%         7%
TAXABLE INCOME             INCOME          -------------------------------------
(JOINT RETURN)             TAX RATE        TAXABLE-EQUIVALENT YIELD
--------------------------------------------------------------------------------
$0-$43,850                 15%            5.9%       7.1%       8.2%

$43,851-$105,950           28             6.9        8.3        9.7

$105,951-$161,450          31             7.2        8.7       10.1

$161,451-$288,350          36             7.8        9.4       10.9

More than $288,350       39.6             8.3        9.9       11.6

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund.
*A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.
================================================================================

                           AIM WORLDWIDE SPECTRUM FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                              PRINCIPAL      MARKET
                                                                AMOUNT       VALUE
U.S. GOVERNMENT AGENCY SECURITIES-90.09%

FEDERAL HOME LOAN BANK-90.09%

Disc. Notes, 5.62%, 01/02/01(a) (Amortized Cost $999,844)     $1,000,000   $  999,844
=====================================================================================
TOTAL INVESTMENTS-90.09% (Amortized Cost $999,844)(b)                         999,844
=====================================================================================
OTHER ASSETS LESS LIABILITIES-9.91%                                           109,942
=====================================================================================
NET ASSETS-100.00%                                                         $1,109,786
_____________________________________________________________________________________
=====================================================================================

Investment Abbreviations:

Disc. - Discounted

Notes to Schedule of Investments:

(a) Traded on a discount basis.

(b) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (amortized cost
  $999,844)                                       $  999,844
------------------------------------------------------------
Receivables for fund shares sold                     109,435
------------------------------------------------------------
Due from advisor                                       6,088
------------------------------------------------------------
Other assets                                             723
============================================================
    Total assets                                   1,116,090
============================================================

LIABILITIES:

Accrued administrative services fees                     410
------------------------------------------------------------
Accrued distribution fees                                 29
------------------------------------------------------------
Accrued transfer agent fees                               46
------------------------------------------------------------
Accrued operating expenses                             5,819
============================================================
    Total liabilities                                  6,304
============================================================
Net assets applicable to shares outstanding       $1,109,786
____________________________________________________________
============================================================

NET ASSETS:

Class A                                           $1,109,766
____________________________________________________________
============================================================
Class B                                           $       10
____________________________________________________________
============================================================
Class C                                           $       10
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                              110,945
____________________________________________________________
============================================================
Class B                                                    1
____________________________________________________________
============================================================
Class C                                                    1
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per share  $    10.00
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.00 divided by
      94.50%)                                     $    10.58
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share    $    10.00
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share    $    10.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the period December 29, 2000 (date operations commenced) through December 31, 2000

INVESTMENT INCOME:

Interest                                            $   468
===========================================================
    Total investment income                             468
===========================================================

EXPENSES:

Advisory fees                                            69
-----------------------------------------------------------
Administrative services fees                            410
-----------------------------------------------------------
Custodian fees                                          500
-----------------------------------------------------------
Distribution fees -- Class A                             29
-----------------------------------------------------------
Transfer agent fees -- Class A                           46
-----------------------------------------------------------
Printing                                              3,000
-----------------------------------------------------------
Professional Fees                                     2,000
-----------------------------------------------------------
Other                                                   250
===========================================================
    Total expenses                                    6,304
===========================================================
Less: Fees waived and expenses reimbursed            (6,157)
-----------------------------------------------------------
    Net expenses                                        147
===========================================================
Net investment income                                   321
===========================================================
Net increase in net assets resulting from
  operations                                        $   321
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period December 29, 2000 (date operations commenced) through December 31, 2000

                                                                 2000
                                                              ----------
OPERATIONS:

  Net investment income                                       $      321
========================================================================
    Net increase in net assets resulting from operations             321
========================================================================
Share transactions-net:
  Class A                                                      1,109,445
------------------------------------------------------------------------
  Class B                                                             10
------------------------------------------------------------------------
  Class C                                                             10
========================================================================
    Net increase in net assets                                 1,109,786
========================================================================

NET ASSETS:

  Beginning of period                                                 --
========================================================================
  End of period                                               $1,109,786
________________________________________________________________________
========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,106,465
------------------------------------------------------------------------
  Undistributed net investment income                              3,321
========================================================================
                                                              $1,109,786
________________________________________________________________________
========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Worldwide Spectrum Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund commenced operations on December 29, 2000, however, Class B shares and Class C shares have not commenced sales. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $3,000 and paid-in capital decreased by $3,000 as a result of non-deductible stock issuance costs for federal income tax purposes. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. For the period December 29, 2000 (date operations commenced) through December 31, 2000, AIM waived fees of $69 and reimbursed expenses of $6,088.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 29, 2000 (date operations commenced) through December 31, 2000, AIM was paid $410 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the period December 29, 2000 (date operations commenced) through December 31, 2000, AFS was paid $0 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period December 29, 2000 (date operations commenced) through December 31, 2000, the Class A shares paid AIM Distributors $29 as compensation under the Plans.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 29, 2000 through December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-SHARE INFORMATION

Changes in shares outstanding during the period December 29, 2000 (date operations commenced) and December 31, 2000 were as follows:

                                         SHARES      AMOUNT
                                         -------   ----------
Sold:
  Class A                                110,945   $1,109,445
-------------------------------------------------------------
  Class B                                      1           10
-------------------------------------------------------------
  Class C                                      1           10
=============================================================
                                         110,947   $1,109,465
_____________________________________________________________
=============================================================

NOTE 6-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                             CLASS A
                                     -----------------------
                                     DECEMBER 29, 2000 (DATE
                                      OPERATIONS COMMENCED)
                                         TO DECEMBER 31,
                                              2000
                                     -----------------------
Net asset value, beginning of period              $10.00
============================================================
Net asset value, end of period                    $10.00
============================================================
Total return(a)                                        0%
____________________________________________________________
============================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                        $1,110
____________________________________________________________
============================================================
Ratio of expenses to average net
  assets:
  With fee waivers and expense reimbursements       1.80%(b)
------------------------------------------------------------
  Without fee waivers and expense reimbursements   76.90%(b)
____________________________________________________________
============================================================
Ratio of net investment income to
  average net assets                                3.91%(b)
____________________________________________________________
============================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $1,000,166.

NOTE 7-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP has represented to the Fund was inadvertent, and new SEC rules regarding auditor independence KPMG LLP resigned as Fund auditors on December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
    Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Worldwide Spectrum Fund and Board of Trustees of AIM Funds Group:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Worldwide Spectrum Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.


BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief Executive Officer       Chairman and President                   Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Carol F. Relihan
Bruce L. Crockett                                     Senior Vice President and Secretary      INVESTMENT ADVISOR
Director
ACE Limited;                                          Gary T. Crum                             A I M Advisors, Inc.
Formerly Director, President, and                     Senior Vice President                    11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                    Dana R. Sutton                           Houston, TX 77046
                                                      Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly Director                                     Robert G. Alley
Cortland Trust Inc.                                   Vice President                           A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                      Stuart W. Coco                           Houston, TX 77210-4739
Chairman of the Board of Directors,                   Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                    CUSTODIAN
Director, Magellan Insurance Company                  Melville B. Cox
                                                      Vice President                           State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                             225 Franklin Street
Formerly Chairman, Mercantile Mortgage Corp.;         Karen Dunn Kelley                        Boston, MA 02110
Formerly Vice Chairman, President                     Vice President
and Chief Operating Officer                                                                    COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and              Edgar M. Larsen
President, Mercantile Bankshares                      Vice President                           Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack Fields                                           Mary J. Benson                           1735 Market Street
Chief Executive Officer, Texana Global Inc.           Assistant Vice President and             Philadelphia, PA 19103
(foreign trading company) and                         Assistant Treasurer
Twenty First Century, Inc.;                                                                    COUNSEL TO THE TRUSTEES
Formerly Member of the U.S. House of                  Sheri Morris
Representatives                                       Assistant Vice President and             Kramer, Levin, Naftalis & Frankel LLP
                                                      Assistant Treasurer                      919 Third Avenue
Carl Frischling                                                                                New York, NY 10022
Partner                                               Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP                 Assistant Secretary                      DISTRIBUTOR

Prema Mathai-Davis                                    Renee A. Friedli                         A I M Distributors, Inc.
Formerly Chief Executive Officer,                     Assistant Secretary                      11 Greenway Plaza
YWCA of the U.S.A.                                                                             Suite 100
                                                      P. Michelle Grace                        Houston, TX 77046
Lewis F. Pennock                                      Assistant Secretary
Partner, Pennock & Cooper (law firm)                                                           AUDITORS
                                                      Nancy L. Martin
Louis S. Sklar                                        Assistant Secretary                      PricewaterhouseCoopers LLP
Executive Vice President,                                                                      160 Federal Street
Development and Operations,                           Ofelia M. Mayo                           Boston, MA 02110
Hines Interests                                       Assistant Secretary
Limited Partnership
                                                      Lisa A. Moss
                                                      Assistant Secretary

                                                      Kathleen J. Pflueger
                                                      Assistant Secretary


THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

                 THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--





                              EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                           leadership in the mutual fund industry
    MORE AGGRESSIVE                                     MORE AGGRESSIVE                    since 1976 and managed approximately
                                                                                           $170 billion in assets for nine million
AIM Small Cap Opportunities(1)                AIM Latin American Growth                    shareholders, including individual
AIM Mid Cap Opportunities(2)                  AIM Developing Markets                       investors, corporate clients and
AIM Large Cap Opportunities(3)                AIM European Small Company                   financial institutions, as of December
AIM Emerging Growth                           AIM Asian Growth                             31, 2000.
AIM Small Cap Growth(4)                       AIM Japan Growth                                 The AIM Family of Funds--Registered
AIM Aggressive Growth                         AIM International Emerging Growth            Trademark-- is distributed nationwide,
AIM Mid Cap Growth                            AIM European Development                     and AIM today is the eighth-largest
AIM Small Cap Equity                          AIM Euroland Growth                          mutual fund complex in the United States
AIM Capital Development                       AIM Global Aggressive Growth                 in assets under management, according to
AIM Constellation                             AIM International Equity                     Strategic Insight, an independent mutual
AIM Dent Demographic Trends                   AIM Advisor International Value              fund monitor.
AIM Select Growth                             AIM Worldwide Spectrum                           AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                          AIM Global Trends                            one of the world's largest independent
AIM Weingarten                                AIM Global Growth                            financial services companies with $402
AIM Mid Cap Equity                                                                         billion in assets under management as of
AIM Value II                                           MORE CONSERVATIVE                   December 31, 2000.
AIM Charter
AIM Value                                                SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                            MORE AGGRESSIVE
AIM Large Cap Basic Value                     AIM New Technology
AIM Balanced                                  AIM Global Telecommunications and Technology
AIM Advisor Flex                              AIM Global Infrastructure
                                              AIM Global Resources
MORE CONSERVATIVE                             AIM Global Financial Services
                                              AIM Global Health Care
                                              AIM Global Consumer Products and Services
                                              AIM Advisor Real Estate
                                              AIM Global Utilities

                                                        MORE CONSERVATIVE

                               FIXED-INCOME FUNDS



TAXABLE FIXED-INCOME FUNDS                        TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                                     MORE AGGRESSIVE

AIM Strategic Income                          AIM High Income Municipal
AIM High Yield II                             AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                AIM Municipal Bond
AIM Income                                    AIM Tax-Free Intermediate
AIM Global Income                             AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                             MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE



The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                WWS-AR-1